                                                                     EXHIBIT 3.8

                                    BY-LAWS

                                       OF

                       HOLLYWOOD PARK FOOD SERVICES, INC.
                  (FNA: WILLIAMS & SONS CATERING COMPANY, INC.
                                      AND
                                EPICUREAN, INC.)



                                   ARTICLE I

                                    OFFICES

     SECTION 1.  PRINCIPAL OFFICE.  The principal office for the transaction of
                 ----------------
the business of the corporation is hereby located at 1050 South Prairie in the City of Inglewood, County of Los Angeles, State of California. The board of directors is hereby granted full power and authority to change said principal office from one location to another in said County.

     SECTION 2.  OTHER OFFICES.  Branch or subordinate offices may at any time
                 -------------
be established by the board of directors at any place or places where the corporation is qualified to do business.


                                   ARTICLE II

                            MEETINGS OF SHAREHOLDERS

     SECTION 1.  PLACE OF MEETINGS.  All annual meetings of shareholders and all
                 -----------------
other meetings of shareholders shall be held either at the principal office of the corporation or at any other place within or without the State of California which may be designated either by the board of directors pursuant to authority hereinafter granted to said board, or by the written consent of all shareholders entitled to vote thereat, given either before or after the meeting and filed with the secretary of the corporation.

     SECTION 2.  ANNUAL MEETINGS.  The annual meetings of shareholders shall be
                 ---------------
held on second Thursday in May in each year at 2:30 o'clock P.M. of said day; provided, however, that should said day fall upon a legal holiday, then any such annual meeting of shareholders shall be held at the same time and place of the next day thereafter ensuing which is not a legal holiday. At such meetings directors shall be elected, reports of the affairs of the corporation shall be considered, and any other business may be transacted which is within the power of the shareholders.

     Written notice of each annual meeting shall be given to each shareholder entitled to vote, either personally or by mail or other means of written communication, charges prepaid, addressed to such shareholder at his address appearing on the books of the corporation or given by him to the corporation for the purpose of notice. If a shareholder gives no address, notice shall be deemed to have been given if sent by mail or other means of written communication addressed to the place where the principal office of the corporation is situated, or if published at least once in some newspaper of general circulation in the County in which said office is located. All such notices shall be sent to each shareholder entitled thereto not less than ten
(10) days nor more than fifty (50) days before each annual meeting, and shall specify the place, the day and the hour of such meeting, and shall state such other matters, if any, as may be expressly required by statute.

     SECTION 3.  SPECIAL MEETINGS.  Special meetings of the shareholders, for
                 ----------------
any purpose or purposes whatsoever, may be called at any time by the president or by the board of directors, or by one or more shareholders holding not less than one-fifth of the voting power of the corporation. Except in special cases where other express provision is made by statute, notice of such special meetings shall be given in the same manner as for annual meetings of shareholders. Notices of any special meeting shall specify in addition to the place, day and hour of such meeting, the general nature of the business to be transacted.

     SECTION 4.  ADJOURNED MEETINGS AND NOTICE THEREOF.  Any shareholders'
                 -------------------------------------
meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum no other business may be transacted at such meeting, except as provided in Section 6 of Article I.

     When any shareholders' meeting, either annual or special, is adjourned for thirty (30) days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which such adjournment is taken.

     SECTION 5.  VOTING.  Unless a record date for voting purposes be fixed as
                 ------
provided in Section 1 of Article V of these By-laws, then, but subject to the provisions of Sections 2218 to 2223 inclusive of the California General Corporation Law, only persons in whose names shares entitled to vote stand on the stock records of the corporation on the day three (3) days prior to any meeting of shareholders shall be entitled to vote at such meeting. Such vote may be viva voce or by
       ---- ----
ballot; provided, however, that all elections for directors must be by ballot upon demand made by a shareholder at any election and before the voting begins. Every shareholder entitled to vote at any election for directors shall have the right to cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or to distribute his votes on the same principle among as many candidates as he shall think fit. The candidates receiving the highest number of votes up to the number of directors to be elected shall be elected.

     SECTION 6.  QUORUM.  The presence in person or by proxy of persons entitled
                 ------
to vote a majority of the voting shares at any meeting shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     SECTION 7.  CONSENT OF ABSENTEES.  The transactions of any meeting of
                 --------------------
shareholders, either annual or special, however called and noticed, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the shareholders entitled to vote, not present in person or by proxy, signs a written waiver of notice, or a consent to the holding of such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     SECTION 8.  ACTION WITHOUT MEETING.  Any action which, under any provision
                 ----------------------
of the California General Corporation Law, may be taken at a meeting of the shareholders, may be taken without a meeting if authorized by a writing signed by all of the persons who would be entitled to vote upon such action at a meeting, and filed with the secretary of the corporation.

     SECTION 9.  PROXIES.  Every person entitled to vote or execute consents
                 -------
shall have the right to do so either in person or by one or more agents authorized by a written proxy executed by such person or his duly authorized agent and filed with the secretary of the corporation; provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless the person executing it specified therein the length of time for which such proxy is to continue in force, which in no case shall exceed seven (7) years from the date of its execution.

                                  ARTICLE III

                                   DIRECTORS


     SECTION 1.  POWERS.  Subject to limitations of the articles of
                 ------
incorporation, of the By-laws, and of the California General Corporation Law as to action which shall be authorized or approved by the shareholders, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be controlled by, the board of directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the directors shall have the following powers, to wit:

     First - To select and remove all the officers, agents, and employees of the corporation, prescribe such powers and duties for them as may not be inconsistent with law, with the articles of incorporation or the By-laws, fix their compensation, and require from them security for faithful service.

     Second - To conduct, manage and control the affairs and business of the corporation, and to make such rules and regulations therefor not inconsistent with law, or with the articles of incorporation or the By-laws, as they may deem best.

     Third - To change the principal office for the transaction of the business of the corporation from one location to another within the same County as provided in Article I, Section 1, hereof; to fix and locate from time to time one or more subsidiary offices of the corporation within or without the State of California for the holding of any shareholders' meeting or meetings; and to adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time, as in their judgment they may deem best, provided such seal and such certificate shall at all times comply with the provisions of law.

     Fourth - To authorize the issue of shares of stock of the corporation from time to time, upon such terms and for such considerations as may be lawful.

     Fifth - To borrow money and incur indebtedness for the purposes of the corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor.

     Sixth - To appoint an executive committee and other committees, and to delegate to the executive committee any of the powers and authority of the board in the management of the business and affairs of the corporation, except the power to declare dividends and to adopt, amend or repeal By-laws. The executive committee shall be composed of two or more directors.

     SECTION 2.  NUMBER OF DIRECTORS.  Amended by resolution of the sole
                 -------------------
shareholder 08/10/92.

     SECTION 3.  ELECTION AND TERM OF OFFICE.  The directors shall be elected at
                 ---------------------------
each annual meeting of shareholders, but if any such annual meeting is not held, or the directors are not elected thereat, the directors may be elected at any special meeting of shareholders held for that purpose. All directors shall hold office until their respective successors are elected.

     SECTION 4.  VACANCIES.  Vacancies in the board of directors may be filled
                 ---------
by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, and each director so elected shall hold office until his death, resignation or removal, or until his successor is elected at an annual or a special meeting of the shareholders.

     A vacancy or vacancies in the board of directors shall be deemed to exist in case of the death, resignation or removal of any director, or if the authorized number of directors be increased, or if the shareholders fail at any annual or special meeting of shareholders at which any director or directors are elected to elect the full authorized number of directors to be voted for at that meeting.

     The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. If the board of directors accepts the resignation of a director tendered to take effect at a future time, the board or the shareholders shall have power to elect a successor to take office when the resignation is to become effective.

     No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of his term of office.

     SECTION 5.  PLACE OF MEETING.  Regular meetings of the board of directors
                 ----------------
shall be held at any place within or without the State of California which has been designated from time to time by resolution of the board or by written consent of all members of the board. In the absence of such designation regular meetings shall be held at the principal office of the corporation. Special meetings of the board may be held either at a place so designated or at the principal office of the corporation.

     SECTION 6.  ORGANIZATION MEETING.  Immediately following each annual
                 --------------------
meeting of shareholders, the board of directors shall hold a regular meeting for the purpose of organization, election of officers, and the transaction of other business. Notice of such meeting is hereby dispensed with.

     SECTION 7.  OTHER REGULAR MEETINGS.  Other regular meetings of the board of
                 ----------------------
directors shall be held without call at such time as the board of directors may from time to time designate; provided, however, should said day fall upon a legal holiday, then said meeting shall be held at the same time on the next day thereafter ensuing which is not a legal holiday. Notice of all such regular meetings of the board of directors is hereby dispensed with.

     SECTION 8.  SPECIAL MEETINGS.  Special meetings of the board of directors
                 ----------------
for any purpose or purposes shall be called at any time by the president or, if he is absent or unable or refuses to act, by any vice-president or by any two directors.

     Written notice of the time and place of special meetings shall be delivered personally to each director, or sent to each director by mail or by other form of written communication, charges prepaid, addressed to him at his address as it is shown upon the records of the corporation, or, if it is not so shown on such records or is not readily ascertainable, at the place in which the meeting of the directors are regularly held. In case such notice is mailed or telegraphed, it shall be deposited in the United States mail or delivered to the telegraph company in the County in which the principal office of the corporation is located at least forty-eight (48) hours prior to the time of the holding of the meeting. In case such notice is delivered personally as above provided, it shall be so delivered at least twenty-four (24) hours prior to the time of the holding of the meeting. Such mailing, telegraphing or delivery as above provided shall be due, legal and personal notice to such director.

     SECTION 9.  WAIVER OF NOTICE.  The transactions of any meeting of the board
                 ----------------
of directors, however called and noticed or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present, and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, or a consent to holding such meeting, or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

     SECTION 10.  QUORUM.  A majority of the authorized number of directors
                  ------
shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the board of directors, unless a greater number be required by law or by the articles of incorporation.

     SECTION 11.  ADJOURNMENT.  A quorum of the directors may adjourn any
                  -----------
directors meeting to meet again at a stated day and hour; provided, however, that in the absence of a quorum, a majority of the directors present at any directors' meeting, either regular or special, may adjourn from time to time until the time fixed for the next regular meeting of the board.

     SECTION 12.  NOTICE OF ADJOURNMENT.  Notice of the time and place of
                  ---------------------
holding an adjourned meeting need not be given to absent directors if the time and place be fixed at the meeting adjourned.

     SECTION 13.  ACTION WITHOUT MEETING.  Any action required or permitted to
                  ----------------------
be taken by the board of directors under any provision of the California General Corporation Law may be taken without a meeting if all members of the board shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

     SECTION 14.  FEES AND COMPENSATION.  Directors shall not receive any stated
                  ---------------------
salary for their services as directors, but, by resolution of the board, a fixed fee, with or without expenses of attendance, may be allowed one or more of the directors for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

     SECTION 15.  INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES.
                  ----------------------------------------------------

          (a) When a person is sued, either alone or with others, because he is or was a director, officer, or employee of the corporation, in any proceeding (whether brought by the corporation, its receiver, its trustee, one or more of its shareholders or creditors, any governmental body, any public official, or any private person or corporation, domestic or foreign) arising out of his alleged misfeasance or nonfeasance in the performance of his duties or out of any alleged wrongful act against the corporation or by the corporation, he may be indemnified for his reasonable expenses, including attorneys' fees incurred in the defense of the proceeding, if both of the following conditions exist:

               (1) The person sued is successful in whole or in part, or the proceeding against him is settled with the approval of the court.

               (2) The court finds that his conduct fairly and equitably merits such indemnity.

The amount of such indemnity may be assessed against the corporation, its receiver, or its trustee, by the court in the same or in a separate proceeding and shall be so much of the expenses, including attorneys' fees incurred in the defense of the proceeding, as the court determines and finds to be reasonable. Application for such indemnity may be made either by a person sued or by the attorney or other person rendering services to him in connection with the defense, and the court may order fees and expenses to be paid directly to the attorney or other person, although he is not a party to the proceeding. Notice of the application for such indemnity shall be served upon the corporation, its receiver, or its trustee, and upon the plaintiff and other parties to the proceeding. The court may order notice to be given also to the shareholders in the manner provided elsewhere in these By-laws for giving notice of shareholders' meetings, in such form as the court directs.

          (b) Notwithstanding the provisions of Subsection (a) of this Section 15, the board of directors may authorize the corporation to pay expenses incurred by, or to satisfy a judgment or fine rendered or levied against, a present or former director, officer or employee of the corporation in an action brought by a third party against such person (whether or not the corporation is joined as a party defendant) to impose a liability or penalty on such person for an act alleged to have been committed by such person while a director, officer or employee, or by the corporation, or by both; provided, the board of directors determines in good faith that such director, officer or employee was acting in good faith within what he reasonably believed to be the scope of his employment or authority and for a purpose which he reasonably believed to be in the best interests of the corporation or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. This Subsection (b) does not apply to any action instituted or maintained in the right of the corporation by a shareholder or holder of a voting trust certificate representing shares of the corporation.

          (c) The provisions of this Section 15 shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director, officer or employee, and the term

"person" where used in the foregoing Subsections of this Section 15 shall include the estate, executor, administrator, heirs, legatees or devisees of such person.


                                   ARTICLE IV

                                    OFFICERS

     SECTION 1.  OFFICERS.  The officers of the corporation shall be a
                 --------
president, a vice-president, a secretary and a treasurer. The corporation may also have, at the discretion of the board of directors, a chairman of the board, one or more additional vice-presidents, one or more assistant secretaries and one or more assistant treasurers, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV. One person may hold two or more offices, except those of president and secretary.

     SECTION 2.  ELECTION.  The officers of the corporation, except such
                 --------
officers as may be appointed in accordance with the provisions of Section 3 or
Section 5 of this Article IV, shall be chosen annually by the board of directors, and each shall hold his office until he shall resign or shall be removed or otherwise disqualified to serve, or his successor shall be elected and qualified.

     SECTION 3.  SUBORDINATE OFFICERS, ETC.  The board of directors may appoint
                 --------------------------
such other officers as the business of the corporation may require, each of whom shall have such authority and perform such duties as are provided in these By-laws or as the board of directors may from time to time specify, and shall hold office until he shall resign or shall be removed or otherwise disqualified to serve.

     SECTION 4.  REMOVAL AND RESIGNATION.  Any officer may be removed, either
                 -----------------------
with or without cause, by a majority of the directors at the time in office, at any regular or special meeting of the board, or, except in case of an officer chosen by the board of directors, by any officer upon whom such power of removal may be conferred by the board of directors.

     Any officer may resign at any time by giving written notice to the board of directors or to the president, or to the secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignations shall not be necessary to make it effective.

     SECTION 5.  VACANCIES.  A vacancy in any office because of death,
                 ---------
resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the By-laws for regular appointments to such office.

     SECTION 6.  CHAIRMAN OF THE BOARD.  The chairman of the board, if there
                 ---------------------
shall be such an officer, shall, if present, preside at all meetings of the board of directors, and exercise and perform such other powers and duties as may be from time to time assigned to him by the board of directors or prescribed by these By-laws.

     SECTION 7.  PRESIDENT.  Subject to such supervisory powers, if any, as may
                 ---------
be given by the board of directors to the chairman of the board, if there be such an officer, the president shall be the chief executive officer of the corporation and shall, subject to the control of the board of directors, have general supervision, direction and control of the business and officers of the corporation. He shall preside at all meetings of the shareholders and, in the absence of the chairman of the board, at all meetings of the board of directors. He shall be ex officio a member of all the standing committees, including the
            -- -------
executive committee, if any, and shall have the general powers and duties of management usually vested in the office of the president of a corporation, and shall have such other powers and duties as may be prescribed by the board of directors or these By-laws.

     SECTION 8.  VICE PRESIDENT.  In the absence or disability of the president,
                 --------------
the vice-presidents in order of their rank as fixed by the board of directors, or if not ranked, the vice president designated by the board of directors, shall perform all the duties of the president, and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the board of directors or these By-laws.

     SECTION 9.  SECRETARY.  The secretary shall keep, or cause to be kept, a
                 ---------
book of minutes at the principal office or such other place as the board of directors may order, of all meetings of directors and shareholders, with the time and place of holding, whether regular or special, and if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings and the proceedings thereof.

     The secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a share register, or a duplicate share register, showing the names of the shareholders and their addresses; the number and classes of shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

     The secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the board of directors required by these By-laws or by law to be given, and he shall keep the seal of the corporation in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the board of directors or these By-laws. If for any reason the secretary shall fail to give notice of any special meeting of the board of directors called by one or more of the persons identified in the first paragraph of Section 8, Article III, or if he shall fail to give notice of any special meeting of the shareholders called by one or more of the persons identified in
Section 3, Article II, then any such person or persons may give notice of any such special meeting.

     SECTION 10.  TREASURER.  The treasurer shall keep and maintain, or cause to
                  ---------
be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, surplus and shares. Any surplus, including earned surplus, paid-in surplus and surplus arising from a reduction of stated capital, shall be classified according to source and shown in a separate account. The books of account shall at all reasonable times be open to inspection by any director.

     The treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositaries as may be designated by the board of directors. He shall disburse the funds of the corporation as may be ordered by the board of directors, shall render to the president and directors, whenever they request it, an account of all of his transactions as treasurer and of the financial condition of the corporation, and shall have such other powers &nd perform such other duties as may be prescribed by the board of directors or these By-laws.


                                   ARTICLE V

                                 MISCELLANEOUS

     SECTION 1.  RECORD DATE AND CLOSING STOCK BOOKS.
                 -----------------------------------

The board of directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to receive any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any change, conversion or exchange of shares. The record date so fixed shall be not more than fifty (50) days prior to the date of the meeting or event for the purposes of which it is fixed.

When a record date is so fixed, only shareholders who are such of record on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date.

     The board of directors may close the books of the corporation against transfers of shares during the whole or any part of a period not more than fifty
(50) days prior to the date of shareholders' meeting, the date when the right to any dividend, distribution, or allotment of rights vests, or the effective date of any change, conversion or exchange of shares.

     SECTION 2.  INSPECTION OF CORPORATE RECORDS.  The share register or
                 -------------------------------
duplicate share register, the books of account, and minutes of proceedings of the shareholders and the board of directors and of executive committees of directors shall be open to inspection upon the written demand of any shareholder or the holder of a voting trust certificate, at any reasonable time, and for a purpose reasonably related to his interests as a shareholder, or as the holder of such voting trust certificate, and shall be exhibited at any time when required by the demand at any shareholders' meeting of ten per cent (10%0 of the shares represented at the meeting. Such inspection may be made in person or by an agent or attorney, and shall include the right to make extracts. Demand of inspection other than at a shareholders' meeting shall be made in writing upon the president, secretary, assistant secretary or general manager of the corporation.

     SECTION 3.  CHECKS, DRAFTS, ETC.  All checks, drafts or other orders for
                 --------------------
payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the board of directors.

     SECTION 4.  ANNUAL REPORT.  The board of directors shall cause an annual
                 -------------
report to be sent to the shareholders not later than one hundred twenty (120) days after the close of the fiscal year of the corporation.

     SECTION 5.  CONTRACT, ETC., HOW EXECUTED.  The board of directors, except
                 ----------------------------
as in these By-laws otherwise provided, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances; and unless so authorized by the board of directors, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

     SECTION 6.  CERTIFICATES OF STOCK.  A certificate or certificates for
                 ---------------------
shares of the capital stock of the corporation shall be issued to each shareholder when any such shares are fully paid up. All such certificates shall be signed by the president or a vice-president and the secretary or an assistant secretary, or be authenticated by facsimiles of the signatures of the president and secretary, or by a facsimile of the signature of the president and the written signature of the secretary or an assistant secretary. Every certificate authenticated by a facsimile of a signature must be countersigned by a transfer agent or transfer clerk, and be registered by an incorporated bank or trust company, either domestic or foreign, as registrar of transfers, before issuance.

     Certificates for shares may be issued prior to full payment under such restrictions and for such purposes as the board of directors or these By-laws may provide; provided, however, that any such certificate so issued prior to full payment shall state on its face the amount remaining unpaid and the terms of payment thereof.

     No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and cancelled at the same time; provided, however, that a new certificate will be issued without the surrender and cancellation of the old certificate if (1) the old certificate is lost, apparently destroyed or wrongfully taken; (2) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction, or theft; (3) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser;
(4) the owner of the old certificate files a sufficient indemnity bond with the corporation; and (5) the owner satisfies any other reasonable requirements imposed by the corporation. In the event of the issuance of a new certificate, the rights and liabilities of the corporation, and of the holders of the old and new certificates, shall be governed by the provisions of Sections 8104 and 8405 of the California Commercial Code.

     SECTION 7.  REPRESENTATION OF SHARES OF OTHER CORPORATIONS.  The president
                 ----------------------------------------------
or any vice-president and the secretary or assistant secretary of this corporation are authorized to vote, represent and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority herein granted to said officers to vote or represent on behalf of this corporation any and all shares held by this corporation in any other corporation or corporations may be exercised either by said officers in person or by any person authorized so to do by proxy or power of attorney duly executed by said officers.

     SECTION 8.  INSPECTION OF BY-LAWS.  The corporation shall keep in it
                 ---------------------
principal office or the transaction of business the original or a copy of these By-laws as amended or otherwise altered to date, certified by the secretary, which shall be open to inspection by the shareholders at all reasonable times during office hours.

     SECTION 9.  PERIODIC REPORTS.  Regular reports containing detailed
                 ----------------
financial and other information concerning the business and affairs of the corporation shall be furnished periodically to the responsible officers and directors of the corporation, and such reports shall be designed to keep each such officer and director currently and reasonably informed of the affairs of the corporation.


                                   ARTICLE VI

                                   AMENDMENTS

     SECTION 1.  POWER OF SHAREHOLDERS.  New By-laws may be adopted or these By-
                 ---------------------
laws may be amended or repealed by the vote of shareholders entitled to exercise a majority of the voting power of the corporation or by the written assent of such shareholders, except as otherwise provided by law or by the articles of incorporation; provided that if the authorized number of directors of the corporation is five (5) or more, the vote or written assent of shareholders holding more than eighty per cent (80%) of the voting power of the corporation shall be required to reduce the authorized number of directors below five (5).

          SECTION 2.  POWER OF DIRECTORS.  Subject to the right of shareholders
                      ------------------
as provided in Section 1 of this Article VI to adopt, amend or repeal By-laws, By-laws other than a By-law or amendment thereof changing the authorized number of directors may be adopted, amended or repealed by the board of directors at any regular or special meeting thereof.

                            CERTIFICATE OF SECRETARY

          I, the undersigned, do hereby certify:

          (1) That I am the duly elected and acting secretary of WILLIAMS & SONS CATERING COMPANY, INC., a California corporation; and

          (2) That the foregoing By-laws, comprising 15 pages, constitute the original By-laws of said corporation as duly adopted at a meeting of the board of directors thereof duly held August 1, 1973.

     IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation this 1st day of August, 1973.



                              ___________________________________
                              Fran E. Williams         Secretary


                                                           (CORPORATE SEAL)

                              AMENDMENT TO BY-LAWS
                             ADOPTED BY RESOLUTION
                           OF THE SOLE SHAREHOLDER OF
                       HOLLYWOOD PARK FOOD SERVICES, INC.
                       ----------------------------------
                            a California corporation

                               (August 10, 1992)



          "NOW, THEREFORE, BE IT RESOLVED, that Article III, Section 2 of the By-laws of this corporation be, and it hereby is, amended to read in full as follows:

               "Section 2.  Number of Directors.  The affairs of this
                            -------------------
          corporation shall be managed by a Board of Directors consisting of not less than three (3) nor more than five (5) directors. The exact number of directors within the limits specified shall be fixed, and may be changed from time to time, by a resolution duly adopted by the Board of Directors or the shareholders. The limits may be changed, or a single number fixed without provision for variation, by an amendment to these bylaws duly adopted by the vote or written consent of a majority of the outstanding shares entitled to vote; provided, however, that if at any time the minimum number of directors is five
          (5) or more, a bylaw reducing the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 16-2/3 percent of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one."

          RESOLVED FURTHER, that the foregoing amendment of the By-laws of this corporation be, and it hereby is, approved and adopted;"


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